UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately prior to the 2014 Annual Meeting of Shareholders (the "2014 Annual Meeting") of IDACORP, Inc. ("IDACORP") held in Boise, Idaho on May 15, 2014, Mr. C. Stephen Allred retired from the boards of directors of IDACORP and its primary subsidiary, Idaho Power Company ("Idaho Power"). Mr. Allred's retirement was in accordance with IDACORP's and Idaho Power's bylaws and corporate governance guidelines, which impose a mandatory director retirement age of 72. Mr. Allred served with distinction as a member of the boards of directors of IDACORP and Idaho Power since 2009.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 2, 2014, relating to the 2014 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect ten directors for one-year terms	For	Withheld	Broker Non-Votes
Darrel T. Anderson	36,779,423	355,040	6,117,447
Thomas Carlile	36,747,632	386,831	6,117,447
Richard J. Dahl	36,223,012	911,452	6,117,447
Ronald W. Jibson	36,697,011	437,452	6,117,447
Judith A. Johansen	36,761,912	372,551	6,117,447
Dennis L. Johnson	36,769,023	365,440	6,117,447
J. LaMont Keen	36,773,260	361,204	6,117,447
Joan H. Smith	36,742,806	391,658	6,117,447
Robert A. Tinstman	36,681,805	452,658	6,117,447
Thomas J. Wilford	36,739,045	395,418	6,117,447
The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2014 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. In addition, then incumbent directors whose terms of office continued after the 2014 Annual Meeting were Christine King and Jan B. Packwood. All members of the IDACORP Board of Directors are also members of the Idaho Power Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	35,750,746	1,022,558	361,160	6,117,447
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2014	For	Against	Abstentions	Broker Non-Votes
	42,734,573	319,962	197,375	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 20, 2014
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer